UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2019

HILL-ROM HOLDINGS, Inc.

(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 East Randolph Street, Suite 1000 Chicago, Illinois		60601
(Address of principal executive offices)		(Zip Code)

(312) 819-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, without par value	HRC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Emerging growth company (Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark of the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure.

Hill-Rom Holdings, Inc. (“Hillrom” or the “Company”) is disclosing under Item 7.01 of this Current Report on Form 8-K the information contained in Exhibit 99.1, which information is incorporated by reference herein. The information contained in Exhibit 99.1 is an excerpt derived from a preliminary offering memorandum that is being disseminated in connection with the Company’s private offering of $425.0 million in aggregate principal amount of senior unsecured notes (the “Notes”).

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the offered securities, nor shall there be any sales of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 5, 2019, Hillrom announced that it intends to offer, subject to market and other conditions, the Notes in a private placement transaction pursuant to Rule 144A and Regulation S under the Securities Act. The Notes will be guaranteed on a senior unsecured basis by the Company’s existing and future wholly-owned domestic restricted subsidiaries that guarantee the Company’s senior secured credit facilities. The Company intends to use the net proceeds from the offering of the Notes, together with available cash balances, to redeem all of the Company’s outstanding 5.75% senior notes due 2023, including payment of related fees and expenses.

The Notes and the related guarantees have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements thereunder. Pursuant to Rule 135c of the Securities Act, the Company is filing herewith as Exhibit 99.2 the press release dated September 5, 2019.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Excerpt derived from the Confidential Offering Memorandum, dated September 5, 2019.
99.2	Press Release dated September 5, 2019, announcing the proposed offering of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
(Registrant)

DATE: September 5, 2019	By:	/s/ Deborah Rasin
	Name:	Deborah Rasin
	Title:	Senior Vice President, Chief Legal Officer and Secretary

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